UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2005

ATHEROGENICS, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-31261	58-2108232

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

8995 Westside Parkway
Alpharetta, GA 30004

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 336-2500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On January 6, 2005, AtheroGenics, Inc. (the “Registrant”) issued a press release announcing that it had received notice of a purported securities class action lawsuit against the Registrant and certain of its officers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHEROGENICS, INC.
Date: January 6, 2005	By:	/s/ Mark P. Colonnese
Mark P. Colonnese
Senior Vice President of Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 6, 2005.